EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.

------------------------------------------ --------- -------------- ------------
                                             FOR       AGAINST       ABSTAIN
------------------------------------------ --------- -------------- -----------
1.   To  approve a Plan of  Reorganization
     providing for the  combination of NWQ
     Special  Equity  Portfolio  with PBHG
     New Perspective Fund.
------------------------------------------ --------- -------------- ------------
2.   IN THE  DISCRETION  OF SUCH  PROXIES,
     UPON  SUCH  OTHER   BUSINESS  AS  MAY
     PROPERLY  COME  BEFORE THE MEETING OR
     ANY ADJOURNMENT THEREOF
------------------------------------------ --------- -------------- ------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                                 UAM FUNDS, INC.

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                          NWQ SPECIAL EQUITY PORTFOLIO
                                DECEMBER 11, 2001

The undersigned hereby appoints Sherry Kajdan and Stephanie Cavanagh, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of NWQ Special Equity Portfolio, a portfolio of UAM Funds, Inc., to be held on December 11, 2001 at 10:00 a.m. Eastern time, and at any adjournment thereof, all of the shares of NWQ Special Equity Portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                        NOTE:  PLEASE SIGN  EXACTLY AS YOUR NAME
                                        APPEARS  ON THIS PROXY  CARD.  All joint
                                        owners  should  sign.  When  signing  as
                                        executor,    administrator,    attorney,
                                        trustee or guardian or as custodian  for
                                        a minor, please give full title as such.
                                        If a  corporation,  please  sign in full
                                        corporate name and indicate the signer's
                                        office.  If  a  partner,   sign  in  the
                                        partnership name.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                        ----------------------------------------
                                        Dated